AFL-CIO HIT Finances New Construction in the Mission Terrace

Neighborhood of San Francisco

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $121.9 million new construction of the Ventana Residences, a Class A development featuring 193 mixed-income apartment units, of which 145 are market rate and 48 are workforce. The development also features a childcare facility. Ventana Residences is located in the Mission Terrace neighborhood of San Francisco.

As part of its $1 billion Bay Area Investment Initiative, the HIT is extending $52.0 million of an $80.0 million direct construction loan for Ventana Residences. In this Initiative, the HIT is prepared to invest $500 million in multifamily housing projects in the Bay Area over the next five years and expects to leverage an additional $500 million from other sources.

Ventana Residences is located in a Qualified Opportunity Zone. The site qualified for HomeSF, a bonus program that permits greater density in exchange for a higher percentage of Below Market-Rate (BMR) units. The BMR units will be rented to households earning between 55% and 110% of Area Median Income, making them affordable to essential workers in San Francisco and qualifying as workforce housing. The majority of housing in the area was built before 1940 and new construction has been very limited in the last decade, heightening the need for additional housing units. Ventana Residences is being built with 100% union labor and will generate the economic impacts found here.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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